ASSUMPTION BANCSHARES, INC.

                               110 Franklin Street
                               Post Office Box 398
                         Napoleonville, Louisiana  70390



                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


          To the Shareholders:

               The annual meeting of shareholders of Assumption Bancshares, Inc. (the "Company") will be held at the Company's main office at 110 Franklin Street, Napoleonville, Louisiana, on Wednesday, May 15, 1996 at 2:00 P.M., to vote upon the following matters:

               1.  The election of four Class III directors.

               2. The consideration of a shareholder proposal to amend the Company's By-laws.

               3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

               Only shareholders of record at the close of business on March 31, 1996 are entitled to notice of and to vote at the annual meeting.

               PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED BY APPROPRIATE NOTICE TO THE COMPANY'S SECRETARY AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                        By Order of the Board of Directors



                                            Harold F. Templet
                                         Secretary and Treasurer



          Napoleonville, Louisiana
          April 12, 1996

                           ASSUMPTION BANCSHARES, INC.

                               110 Franklin Street
                               Post Office Box 398
                         Napoleonville, Louisiana  70390

                                  April 12, 1996

                                 PROXY STATEMENT

               This proxy statement is being furnished, beginning on the date set forth above, to shareholders of Assumption Bancshares, Inc. (the "Company") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the annual meeting of shareholders of the Company to be held on Wednesday, May 15, 1996, at the time and place set forth in the accompanying notice, or at any adjournments thereof (the "Meeting").

               Only shareholders of record at the close of business on March 31, 1996 are entitled to notice of and to vote at the Meeting. On that date the Company had outstanding 160,000 shares of common stock, $5.00 par value per share (the "Common Stock"), each of which entitles the holder to one vote.

               The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by filing with the Company's Secretary a written revocation or duly executed proxy bearing a later date or by attending the meeting and voting in person.

               The cost of soliciting proxies in the enclosed form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by personal interview and telephone by the Company's regular employees. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

                              ELECTION OF DIRECTORS

               The Company's Articles of Incorporation provide that the number of directors will be such number as is designated in the Company's By-laws, and the Company's By-laws currently fix the number of directors at thirteen.

               The Board is divided into the three classes designated in the table below. Each director holds office for a term ending on the date of the third succeeding annual meeting of shareholders following his election. The term of the four Class III directors, Messrs. Carrier, Guedry and Tregre and Dr. Gros, will expire at the Meeting, and each of these incumbent directors has been nominated by the Board for re-election for a three year term that will expire in 1999.

               Only four directors may be elected at the Meeting, and proxies cannot be voted for a greater number of persons. Unless authority is withheld, the persons named in the enclosed proxy will vote for the election of the four Class III directors named below to serve until the 1999 annual meeting and until their successors are duly elected and qualified. In the unanticipated event that any nominee cannot be a candidate at the Meeting, proxies will be voted for such person, if any, as may be designated by the Board. Management has no reason, however, to believe that any nominee will be unavailable to serve as a director of the Company.

               The following table sets forth certain information as of March 17, 1996, with respect to each nominee for election as a Class III director, each incumbent Class I and Class II director, and all directors and executive officers of the Company as a group. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years and holds, with sole voting power, the shares listed. Beneficial ownership of the shares of Common Stock has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). All of the nominees are also directors of Assumption Bank & Trust Company (the "Bank"), the sole subsidiary of the Company.

                                                     Shares of
                            Principal        First  Common Stock Percent
                           Occupation       Elected Beneficially   of
Name                  Age   or Employment   Director   Owned      Class
_______              _____ _______________ _________ ____________ _________

Nominees for election as Class III Directors (for term expiring in 1999):

F. N. Carrier, Jr.    80  Retired; Investor    1958     1,790       1.12%

Ridley J. Gros, Phd.  54  Dean, College of     1991       200         *
                          Business
                          Administration,
                          Nicholls State University

Leonard C. Guedry, Jr.46  President, Leonard   1991       200         *
                          Guedry Insurance
                          Agency, Inc.; Owner,
                          Guedry Real Estate Agency

Robert J. Tregre      51  President, Robert's  1991       400         *
                          Food Store, Inc.
                          (Retail Outlet)


Continuing Class I Directors (term expires in 1997):

Patrick E.
  Cancienne, Sr.<F1> 66   President, Savoie    1982     1,300         *
                          Industries, Inc.
                          (sugar cane growers
                           and processors)

Joseph H.
   Montero, II       61   President and Chief  1972     2,000       1.25%
                          Executive Officer of the
                          Company and the Bank

Clarence J.
   Savoie, II<F1>    48   Chairman of the Board 1987      925<F3>       *
                          of the Company and
                          the Bank since 1995;
                          President, C.J. Savoie
                          Consulting Engineers, Inc.

Stanley S. Sternfels 61  President, Economical  1983     1,250          *
                         Wholesale, Inc. (wholesale
                         grocery company)

                                                     Shares of
                            Principal        First  Common Stock Percent
                           Occupation       Elected Beneficially   of
Name                  Age   or Employment   Director   Owned      Class
_______              _____ _______________ _________ ____________ _________

Continuing Class II Directors (term expires in 1998):

Nelson A.
   Cox, Sr., M.D.      83    Physician;         1965     1,870       1.17%
                             Coroner of
                             Assumption Parish

Felix H.
   Savoie, Jr.<F1>     64    Attorney at Law;   1993       890         *
                             Vice President -
                             Dugas & LeBlanc Ltd.
                             (sugar cane growers and
                             processors)

Nicess P. Templet      68    Retired; Investor; 1987       978          *
                             Former owner of
                             Griffin's AG, Inc.
                             (retail grocer)

John E. Thibaut        69    Investor; Farm     1963     2,000       1.25%
                             Management

Risley C. Triche       67    Attorney at Law    1972     1,293<F2>       *


All Directors and
 Executive Officers
 as a Group (14 Persons) -    ---                --      15,401      9.63%
_______________________

*Less than one percent.

<F1>  Mr. Cancienne, Mr. C. Savoie and Mr. F. Savoie are cousins.

<F2>  Includes 50 shares as to which Mr. Triche shares voting and investment power.

<F3>  Includes 60 shares as to which Mr. Savoie shares voting and investment power.

                             ________________________

               The Company's Board met five times, and the Bank's Board of Directors met twelve times during 1995. No director attended fewer than 75% of the total number of meetings held during 1995 of the Boards of Directors of the Company and the Bank and of the committees on which he served.

               The Board's Executive Committee also functions as the Personnel and Compensation Committee and is composed of Messrs. C. Savoie, Cancienne, Templet, Guedry, and Tregre. Mr. Montero serves in an ex-officio capacity. The Personnel and Compensation Committee met once during 1995.

               The  Board's  Audit  Committee is composed of Messrs. F.
          Savoie, Thibaut, Tregre and Sternfels. The Audit Committee met once during 1995. The Company does not maintain a nominating committee or a committee performing similar functions.

               Directors do not receive fees for attending meetings of the Company's Board. Each director of the Bank receives a fee of $500 per month if present and $250 per month if not present at the Bank's board meetings. Bank committee meetings are held from time to time as necessary, and directors, other than the President and Chief Executive Officer, are paid $100 per committee meeting attended.

               Management is not aware of any person or group of persons who beneficially own more than five percent of the Common Stock.


          EXECUTIVE OFFICERS, EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

          Executive Officers

               The executive officers of the Company and the Bank are Joseph H. Montero, II and Harold F. Templet. Mr. Montero, 61, is the President and Chief Executive Officer of the Company and the Bank and has served as an executive officer of the Bank since 1971. Mr. Templet, 49, has been an executive officer of the Bank since 1981 and currently serves as the Company's Secretary and Treasurer and the Bank's Senior Vice President.

          Summary of Compensation

               The following table provides certain information regarding the compensation of Joseph H. Montero, II, President and Chief Executive Officer of the Company and the Bank, for each of the preceding three years.

                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation
                                     _____________________________________
   Name and                                                  Other Annual
 Principal Position      Year       Salary      Bonus       Compensation<F1>
____________________    ______      ______      ______      ________________

Joseph H. Montero, II    1995      $103,555     $5,300           $6,000
 President and Chief     1994      $103,555      6,000            6,000
 Executive Officer       1993      $103,555      5,000            7,000

_______________________

<F1>  Consists of director fees.

                             ________________________

          Certain Transactions

               Directors and executive officers of the Company and the Bank and their associates have been customers of and have had loan transactions with the Bank, and such transactions are expected to continue in the future. In the opinion of management, all loans to such persons were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others, and did not involve when made and have not involved since they were made, more than the normal risk of collectibility or present other unfavorable features.

               Section 16(a) of the Exchange Act requires the Company's
          directors and executive officers to file with the Securities and Exchange Commission initial reports of beneficial ownership, and changes in beneficial ownership, of the Common Stock. In 1993, Felix H. Savoie, Jr., a director of the Company, inadvertently failed to file a report required by
          Section 16(a) of the Exchange Act reporting his ownership of shares of Common Stock at the time he became a director of the Company. In 1994, Patrick E. Cancienne, Sr., a director of the Company, inadvertently failed to file a report required by Section 16(a) of the Exchange Act reporting two transactions related to the acquisition of shares of Common Stock.

                 RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

               The Company's financial statements for the year ended December 31, 1995 were audited by the firm of KPMG Peat
          Marwick LLP, independent certified public accountants. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting with the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.


                               SHAREHOLDER PROPOSAL

               Mr. Jess J. Waguespack, 5047 Highway 1, P.O. Box 53, Napoleonville, Louisiana 70390 has notified the Company that he will present the following proposal for action at the Meeting. In his notification, Mr. Waguespack has represented that he holds in the aggregate 390 shares of the Common Stock. The resolution submitted by Mr. Waguespack is as follows:

               Section 3.5 of the By-laws limits eligibility of Board members to those persons over 30 years of age and under 70 years of age. However, all directors on the Board when the provision became effective were exempted. There are presently seven members of the Board who are not subject to this provision, making the provision illusory. Therefore, I propose the following resolution:

               RESOLVED, that the last sentence of Section 3.5 of the By-laws, which provides "The provisions of this
               Section 3.5 shall not apply to persons who were also members of the Board of Directors of Assumption Bank and Trust Company on March 9, 1983" should be deleted, effective for all candidates that may be elected or appointed after the 1996 annual shareholders meeting.


          STATEMENT BY THE  DIRECTORS  IN OPPOSITION TO THE SHAREHOLDER
          PROPOSAL

               The Board of Directors does not support the shareholder proposal and, for the reasons set forth below, unanimously urges you to vote AGAINST the proposal, if it is presented at the Meeting.

               The Company's bylaws currently prohibit a person who is under the age of 30 or over the age of 70 from standing for election to the Board. Persons who were members of the Board of Directors on March 9, 1983 are exempted. The members of the Board of Directors, who unanimously adopted this provision were: Francis N. Carrier, Jr., Dr. Nelson A. Cox, Sr., Clifton B. Dolese, Joseph U. Melancon, Joseph H. Montero, Charles C. Savoie, Sr., Honore St. German, Jr., John
          E. Thibaut,  Sam  C.  Barbera,  Herman Cafiero and Patrick E.
          Cancienne, Sr.

               The Board believes that it is in the best interests of the Company and its shareholders to have the continued freedom of choice to elect as directors those people who, through their tenure as directors of the Company and the Bank, are the most experienced and knowledgeable about the Company's and the Bank's affairs. The Board believes that these directors are among the most knowledgeable persons in the area regarding the business of banking and to eliminate any of them from eligibility to serve the Company and the Bank would be a mistake.

               The shareholders have the ultimate decision on any nominee. Each director must stand for re-election once every three years, at which time the shareholders can vote for or against any nominee for director, as shareholders so choose.

               The  Board  feels   that  those  persons  who  serve  as
          directors of the Bank, because of their familiarity with the Company's affairs, represent a particularly talented pool of potential directors. The benefits of having these particular persons eligible for nomination and election far outweighs any concerns about their age. THEREFORE, THE BOARD UNANIMOUSLY URGES YOU TO VOTE AGAINST THE PROPOSAL, IF IT IS PRESENTED AT THE ANNUAL MEETING.

                                  OTHER MATTERS

          Quorum and Voting of Proxies

               The presence, in person or by proxy, of a majority of the outstanding shares of the Common Stock is necessary to constitute a quorum to organize the Meeting. For purposes of determining the amount of voting power present or represented at the Meeting, shares as to which the proxy holders have been directed to abstain from voting or as to which authority has been withheld will be treated as present and broker nonvotes will be treated as not present.

               All proxies received in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted for the election of the nominees named herein and against the shareholder proposal to amend the Company's By-laws. Directors of the Company are elected by a plurality vote, and as a result, withholding authority to vote in such election will not affect whether the proposed nominees named herein are elected.

               The adoption of the shareholder proposal requires the affirmative vote of a majority of the shares of Common Stock present or represented at the Meeting. Abstention will have the effect of a vote against the shareholder proposal and any other matter other than the election of directors that is properly brought before the Meeting. Broker non-votes will be counted as not present and therefore will have no effect on the outcome of the vote with respect to such proposal or other matter.

               As of the date of this Proxy Statement, the Board of Directors does not know of any other matters to be presented for consideration at the Annual Meeting other than two proposals of a shareholder that have been omitted from this Proxy Statement in accordance with Rule 14a-8 promulgated by the Securities and Exchange Commission because such rule limits the number of proposals a shareholder may submit for inclusion in a company's proxy statement to one. If the omitted shareholder proposals or other matters should properly come before the Annual Meeting, the persons named in the enclosed form of Proxy, or their substitutes, will vote the shares represented by the proxies with respect to any such matters in accordance with their best judgment.

          Shareholder Nominations and Proposals

               The Company's Articles of Incorporation set forth the nomination procedure to be followed by the Company's shareholders in nominating individuals for election to the Board, other than incumbent directors. In general, written nominations containing certain specified information must be delivered to the Company's President not less than fourteen days prior to the annual meeting, and nominations not made in accordance with these procedures may be disregarded by the Chairman of the annual meeting.

               Eligible shareholders who desire to present a proposal qualified for inclusion in the proxy materials relating to the 1997 annual meeting of the Company's shareholders must forward such proposals to the Company's Secretary at the address listed on the first page of this proxy statement in time to arrive at the Company prior to December 13, 1996.


                                      By Order of the Board of Directors

                                           /s/  Harold F. Templet

                                           Harold F. Templet
                                       Secretary and Treasurer



          Napoleonville, Louisiana
          April 12, 1996

<PAGE.
                                        PROXY

       THIS  PROXY  IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                The undersigned hereby constitutes and appoints Patrick E. Cancienne, Sr., Stanley S. Sternfels, and John E. Thibaut, or any one of them in the absence of the others, with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Assumption Bancshares, Inc. (the "Company") on May 15, 1996, and any adjournment thereof, and to vote the Company's common stock standing in the name of the undersigned as designated below.

          1.    With respect to the  election  of  four Class
          III directors:

                FOR(      )                     WITHHOLD AUTHORITY(   )
          all nominees listed below (except     to vote for all nominees
          as marked to the contrary below)      listed below

                INSTRUCTION:   To  withhold authority to vote
                for  any  individual  nominee   or  nominees,
                strike a line through the nominee's name in the list below.

                    F.N. Carrier, Jr.       Leonard C. Guedry, Jr.
                    Ridley J. Gros, Phd.    Robert J. Tregre

          The  Board  of  Directors  recommends that you vote
          AGAINST this proposal by checking  the  box  marked
          "AGAINST".

          2.    By-law  amendment  proposal:
                FOR  (   ) AGAINST (   ) ABSTAIN (   )

          3. In their discretion, to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

                (Continued  and  to be signed on the other side.)


                This proxy will be voted as specified.  IF NO
                SPECIFIC  DIRECTIONS ARE  GIVEN,  THIS  PROXY
                WILL BE VOTED  FOR  THE  NOMINEES  SET  FORTH
                HEREIN.


          DATE:____________________
                                         ________________________
                                         Signature of Shareholder



                                         _________________________
                                         Signature if held jointly

                                         Please  sign exactly as your
                                         name appears on the certificate
                                         or certificates representing
                                         shares to  be voted  by  this
                                         proxy (same as name appears on
                                         envelope containing these proxy
                                         materials). When signing as
                                         executor, administrator, attorney,
                                         trustee or guardian, please give
                                         full titles as such. If a
                                         corporation, please sign in
                                         corporate name by president or
                                         other authorized officer. If a
                                         partnership, please sign in
                                         partnership name by authorized
                                         persons.